NOTE  ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS NOTE ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is made and entered into as of the 30th day of March, 2012, by and among Platinum Long Term Growth LLC (“Platinum”), a Delaware limited liability company with an address of 152 West 57th Street, 4th Floor, New York, NY 10019, Lakewood Group, LLC (“Lakewood,” and together with Platinum, each an “Assignor,” and collectively, the “Assignors”), a Delaware limited liability company with an address of 152 West 57th Street, 54th Floor, New York, NY 10019, and the Assignees that are signatories to the Agreement below (each an “Assignee” and collectively, the “Assignees”), and is agreed to and accepted by the Makers (as defined below).

W I T N E S S E T H:

WHEREAS, Platinum is the holder of (x) an Amended and Restated Senior Secured Convertible Promissory Note in the original principal amount of  $2,368,183.05 (the “Platinum Note”) that was issued by Pershing Gold Corporation, a Nevada corporation (“Pershing” or the “Company”), and Gold Acquisition Corp., a Nevada corporation (the “Holding Company,” and together with Pershing, each a “Maker” and jointly and severally the “Makers”) to Platinum on or about February 23, 2012, (y) a warrant (such warrant, the “Platinum Warrant”, and the shares of Common Stock issuable upon exercise of the Platinum Warrant, the “Platinum Warrant Shares”) issued on February 23, 2012 to purchase 4,144,320 shares of Pershing’s common stock, par value $0.0001 per share (the “Common Stock”), and (z) shares of Common Stock (the “February 2012 Platinum Shares”) issued by Pershing to Platinum on or about February 23, 2012;

WHEREAS, Lakewood is the holder of (x) an Amended and Restated Senior Secured Convertible Promissory Note in the original principal amount of $592,045.76 (the “Lakewood Note”) that was issued by the Makers to Lakewood on or about February 23, 2012, (y) a warrant (such warrant, the “Lakewood Warrant,” the shares issuable upon exercise of the Lakewood Warrant, the “Lakewood Warrant Shares” and the Lakewood Warrant Shares, together with the Platinum Warrant Shares, collectively the “Assignor Warrant Shares”) issued on February 23, 2012 to purchase 1,036,080 shares of Common Stock, and (z) shares of Common Stock (the “February 2012 Lakewood Shares” and, together with the February 2012 Platinum Shares, the “February 2012 Assignor Shares”) issued by Pershing to Lakewood on or about February 23, 2012;

WHEREAS, Frost Gamma Investments Trust, a Florida Trust (“FGIT”), is the holder of (i) an Amended and Restated Senior Secured Convertible Promissory Note in the original principal amount of  $2,400,000.00 (the “FGIT Assumed Note”) that was issued by the Makers to FGIT on or about February 23, 2012, (ii) an Amended and Restated Secured Convertible Promissory Note in the original principal amount of  $1,015,604.00 (the “FGIT BLM Note” and, together with the FGIT Assumed Note, collectively the “FGIT Notes”) that was issued by the Makers to FGIT on or about February 23, 2012, (iii) a warrant (such warrant, the “FGIT Warrant”, and the shares of Common Stock issuable upon exercise of the FGIT Warrant, the “FGIT Warrant Shares”) issued on February 23, 2012 to purchase 5,250,000 shares of Common Stock, and (iv) 600,000 shares of the Company’s 9% Series D Cumulative Convertible Preferred Stock (the “FGIT Preferred Shares” and the shares of Common Stock into which the FGIT Preferred Shares are convertible, the “FGIT Series D Conversion Shares”);

WHEREAS, Michael Brauser, a Florida resident (“Brauser”), is the holder of (i) an Amended and Restated Senior Secured Convertible Promissory Note in the original principal amount of  $1,600,000.00 (the “Brauser Note”) that was issued by the Makers to Brauser on or about February 23, 2012, (ii) a warrant (such warrant, the “Brauser Warrant”, the shares of Common Stock issuable upon exercise of the Brauser Warrant, the “Brauser Warrant Shares”, and the Brauser Warrant, together with the FGIT Warrant, the Lakewood Warrant and the Platinum Warrant, collectively the “Warrants”) issued on February 23, 2012 to purchase 3,500,000 shares of Common Stock, and (iv) 400,000 shares of the Company’s 9% Series D Cumulative Convertible Preferred Stock (the “Brauser Preferred Shares” and the shares of Common Stock into which the Brauser Preferred Shares are convertible, the “Brauser Series D Conversion Shares”);

WHEREAS, the Platinum Note and the Lakewood Note bear interest at a rate of 9% per annum, and as of the date hereof the accrued and unpaid interest on the Platinum Note is $______ (the “Platinum Note Interest”) and the accrued and unpaid interest on the Lakewood Note is $______ (the “Lakewood Note Interest”);

WHEREAS, on or about the date hereof, the Makers and the Assignors are modifying the Platinum Note and the Lakewood Note (the “Conversion Price Note Modification”) to reduce the Conversion Price (as defined in the Platinum Note and Lakewood Note) to $0.35 (the “Adjusted Conversion Price”);

WHEREAS, Platinum and Lakewood will convert $210,000 and $52,500, respectively, of the Platinum Note and Lakewood Note, and the Platinum Accrued Interest and the Lakewood Accrued Interest at the Adjusted Conversion Price (the “Platinum Conversion” and the “Lakewood Conversion,” respectively, and collectively the “Assignor Conversion”), plus such number of shares as are required to convert the Platinum Accrued Interest and the Lakewood Accrued Interest (collectively, the “Assignor Conversion Shares”) into Common Stock, such that Platinum shall receive not less than 600,000 shares of Common Stock and Lakewood shall receive not less than 150,000  shares of Common Stock;

WHEREAS, after giving effect to the Assignor Conversion, the outstanding principal amount of the Platinum Note will be $2,158,183.05 (the “Remainder Platinum Note”) the outstanding principal amount of the Lakewood Note will be $539,545.76 (the “Remainder Lakewood Note,” and together with the Remainder Platinum Note, collectively, the “Notes”);

WHEREAS, FGIT and the Makers, on or about the date hereof, are modifying the FGIT Notes (the “FGIT Notes Amendments”) to allow the conversion of such Notes into the Company’s Series D Preferred Stock, par value $0.0001 (the “Series D Preferred Stock”);

WHEREAS, FGIT has informed the Assignors that FGIT will convert (the “FGIT Conversion”) one hundred percent (100%) of (i) the FGIT Assumed Note, (ii) the FGIT BLM Note, and (iii) the Notes acquired hereunder by FGIT into shares of Series D Preferred Stock and FGIT will receive the number of shares of Series D Preferred Stock set forth on the signature pages hereto below FGIT’s signature, and (iv) a portion of the FGIT Preferred Shares into Common Stock and FGIT will receive the number of shares of Common Stock and Series D Preferred Stock set forth on the signature pages hereto below FGIT’s signature (the “FGIT Conversion Shares”);

WHEREAS, Brauser has informed the Assignors that Brauser will convert (the “Brauser Conversion”) one hundred percent (100%) of (i) the Brauser Note, (ii) the Notes acquired hereunder by Brauser, and (iii) the Brauser Preferred Shares, and Brauser will receive the number of shares of Common Stock set forth on the signature pages hereto below Brauser’s signature (the “Brauser Conversion Shares”);

WHEREAS, each Assignee has informed the Assignors that such Assignee will convert (the “Assignee Conversion”) one hundred percent (100%) of the Notes acquired hereunder by such Assignee, and such Assignee will receive the number of shares of Common Stock set forth on the signature pages hereto below such Assignee’s signature; and

WHEREAS, in consideration for the Purchase Price (as defined below), upon the terms and conditions set forth in this Agreement, each Assignor desires to assign to the Assignees the outstanding principal amount of such Assignor’s Note as of the date hereof,  as set forth on Annex A hereto below such Assignor’s name and certain rights and remedies of such Assignor as set forth in the Security Documents (as defined in the Notes) and the Transaction Documents (as defined in the Notes), and each Assignee desires to accept such assignment of the Notes as set forth on Annex A hereto below such Assignee’s name and to assume the rights and obligations of the Assignors with respect to the Notes, pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1
Assignment and Assumption

1.1           Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, and in consideration for an aggregate purchase price of $3,256,251.69 (the “Purchase Price”), the Assignors hereby assign to the Assignees the Notes and the Assignees hereby accept such assignment of the Notes, as set forth and allocated on the signature pages annexed hereto.  Assignees shall be entitled to interest on the Notes that accrues from and after the date hereof. OTHER THAN THE REPRESENTATIONS SET FORTH IN SECTION 4 HEREOF, EACH ASSIGNOR DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY NATURE CONCERNING THE MAKERS, THE NOTES, OR THE TRANSACTION DOCUMENTS AND EXPRESSLY DISCLAIMS ANY AND ALL ENDORSEMENT LIABILITY.  THIS IS AN ASSIGNMENT WITHOUT RECOURSE TO THE ASSIGNORS AND IS MADE WITHOUT REPRESENTATION OR WARRANTY OF THE ASSIGNORS EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 4 HEREOF.

1.2           The parties hereto acknowledge that from and after the date hereof, all of the rights and remedies set forth in the Notes, the Security Documents and the Transaction Documents with respect to the Notes acquired by an Assignee shall inure to the benefit of such Assignee. Without limiting the foregoing, from and after the date hereof, each Assignee shall be entitled to all payments of principal and interest when due and payable in accordance with the terms of the Notes and to the Conversion Option (as defined in the Notes) with respect to such Notes.

1.3           It is acknowledged and agreed that, upon consummation of the transactions contemplated hereby, no consent of any Assignor shall be required for the exercise of any rights and remedies of any Assignee under the Notes.

1.4            The Assignors hereby agree that, from and after the date hereof, each Assignee shall be entitled to exercise the rights and remedies of the Assignors, with respect to the Notes, as reflected on Annex A, as a holder of the Notes, pursuant to the Notes, the Security Documents and the Transaction Documents. Each Assignee hereby assumes the obligations of the Assignors, with respect to the Notes, as a holder of the Notes, the Security Documents and the Transaction Documents. Notwithstanding the foregoing: (i) each Assignee shall be obligated to comply with the volume limitation requirements set forth in Section 10 hereof with respect to the shares of Common Stock issuable to such Assignee upon (1) conversion of the Notes acquired hereunder by such Assignee and with respect to any additional shares issued to such Assignee in connection herewith whether or not issued upon conversion of the Notes, and/or (2) conversion of the Series D Preferred Stock issuable upon conversion of the Notes acquired hereunder by such Assignee, as the case may be; (ii) the Assignors shall be obligated to comply with the volume limitation requirements set forth in Section 3(d) of that certain note modification agreement, dated February 23, 2012, between the Assignors and the Makers (the “Assignors Note Modification Agreement”) with respect to the Assignor Conversion Shares, the Assignor Warrant Shares, and the February 2012 Assignor Shares (it being understood and agreed that the Assignor Conversion Shares shall be included within the meaning of shares received upon conversion of the “Remaining Notes,” as such term is used in the Assignors Note Modification Agreement); and (iii) Brauser and FGIT, severally but not jointly,  shall be obligated to comply with the volume limitation requirements set forth in Section 8 of that certain Subscription Agreement dated as of February 23, 2012 by and among Brauser, FGIT and the Company (the “Subscription Agreement”) with respect to: (a) the shares of Common Stock issuable upon conversion of the Brauser Note; (b) the shares of Common Stock issuable upon conversion of the Notes acquired hereunder by Brauser; (c)  the Brauser Warrant Shares; (d) the Brauser Series D Conversion Shares; (e) the shares of Common Stock issuable upon conversion of the shares of Series D Preferred Stock that are issuable upon conversion of the FGIT Assumed Note; (f) the shares of Common Stock issuable upon conversion of the Notes acquired hereunder by FGIT; (g) the FGIT Warrant Shares; and (h) the FGIT Series D Conversion Shares (it being understood and agreed that the shares of Common Stock issuable upon conversion of (1) the Notes acquired hereunder by Brauser, and (2) the shares of Series D Preferred Stock that are issuable upon conversion of the FGIT Assumed Note shall be included within the meaning of shares received upon conversion of the “Acquired Notes,” as such term is used in Section 8 of the Subscription Agreement).   Such volume restrictions may be waived by the Company; provided, that, they are waived equivalently with respect to each Assignor and each Assignee, and shall not apply at any time when Pershing’s Common Stock is not quoted or admitted for trading on a Trading Market (as defined below).

1.5           For so long as the Warrants are outstanding, the Makers shall not provide any consideration to the holder of any Warrant in connection with any modification, waiver or amendment of any term or condition of any Warrant unless equivalent consideration shall have been offered to the holders of all other Warrants.  The Makers shall not modify, waive or amend any term of any Warrant unless the benefit of such modification, waiver or amendment shall have been offered to the holders of all other Warrants on equivalent terms.

1.6           As required by Section 1(c) of that certain Note Assignment and Assumption Agreement dated as of February 23, 2012 by and among the Assignors, FGIT and Brauser:

1.6.1
FGIT and Brauser consent to the Conversion Price Note Modification, as the conversion price of the Brauser Note, the FGIT Assumed Note and the Series D Preferred Stock will be reduced by virtue of such modification; and

1.6.2	The Assignors, the Assignees and Brauser consent to the FGIT Notes Amendments, and waive any requirement that any Notes held or acquired by such parties be likewise amended.

Section 2
Closing

2.1           The closing of the transactions contemplated pursuant to this Agreement shall take place at a closing (the “Closing”), to be held at such date, time and place at the law office of Sichenzia Ross Friedman & Ference LLP (“SRFF”) as shall be determined by the Assignees on notice to the Assignors.

2.2           At the Closing:

2.2.1	The Assignors and the Assignees shall deliver to the parties hereto a fully executed copy of this Agreement, together with the agreement and acceptance of the Makers.

2.2.2
The Makers and the Assignors shall deliver amendments to the Platinum Note and the Lakewood Note to reduce the conversion price set forth therein to $0.35 per share in the form attached hereto as Exhibit A-1 and Exhibit A-2.

2.2.3	The Assignors shall deliver to Pershing executed conversion notices to give effect to the Assignor Conversion in the form attached hereto as Exhibit B-1 and Exhibit B-2.

2.2.4
The Assignees shall pay to each Assignor the Purchase Price for the assignment of a portion of the Notes by wire transfer of immediately available funds in the amounts and pursuant to the wire instructions set forth on Annex B hereto.

2.2.5
Platinum shall have resigned as collateral agent pursuant to that certain Amended and Restated Collateral Agency Agreement dated February 23, 2012 (the “Collateral Agency Agreement”), in substantially the form attached hereto as Exhibit C.

2.2.6
The Makers and the Assignees shall deliver amendments to the Notes (among other things), to eliminate any ownership caps and restrictions) in the form attached hereto as Exhibit D-1, Exhibit D-2 and Exhibit D-3.

2.2.7
Brauser and FGIT shall deliver to Pershing executed conversion notices to give effect to the full conversion of (i) the Brauser Preferred Shares and (ii) the FGIT Preferred Shares, in the form attached hereto as Exhibit E-1 and Exhibit E-2, together with a waiver of Section 6(d) of the Company’s certificate of designation with respect to its Series D Preferred Stock, in each case  in form and substance satisfactory to the Company (the “Preferred Stock Conversion Notices”), with an effective conversion price of $0.35 per share pursuant to the anti-dilution rights thereof.

2.2.8
Brauser and FGIT shall deliver to Pershing executed conversion notices to give effect to the full conversion of (i) the Brauser Note, (ii) the Notes acquired hereunder by Brauser and FGIT, (iii) the FGIT Assumed Note, and (iv) the  FGIT BLM Note, in the form attached hereto as Exhibit F-1 and Exhibit F-2

2.2.9
Each Assignee shall deliver to Pershing executed irrevocable conversion notices to give effect to the full conversion of the Notes acquired hereunder by such Assignor, in the form attached hereto as Exhibit G-1.

2.2.10
The Company shall provide to the transfer agent for the Company’s Common Stock, irrevocable instructions to issue to the Assignors, such number of shares (which shall be issued in consideration for the Assignor Conversion) of Common Stock as shall be set forth below the name of each Assignor on the signature pages hereof (collectively, the “Assignor Shares”).

2.2.11
The Company shall provide to the transfer agent for the Company’s Common Stock, irrevocable instructions to issue to the Assignees, such number of shares (which shall be issued in consideration for the Brauser Conversion and the FGIT Conversion or conversions by any other Assignee as contemplated pursuant to Section 2.2.9 above) of Common Stock, or Series D Preferred Stock in the case of FGIT, as shall be set forth below the name of each Assignee on the signature pages hereof (collectively, the “Assignee Shares” and, together with the “Assignor Shares” the “Shares”).

2.2.12
The Company shall provide to the transfer agent for the Company’s Common Stock, irrevocable instructions to issue to the Assignees who are holders of Series D Preferred Stock, such number of shares of Common Stock as shall be issuable pursuant to the Preferred Stock Conversion Notices (the “Preferred Conversion Shares,” and together with the Shares, the Assignor Conversion Shares, the Brauser Conversion Shares, and the FGIT Conversion Shares, collectively, the “Securities”), on the 61st day following such conversion.

2.3           Within five (5) days after Closing:

2.3.1	Platinum and Lakewood shall return their respective original Notes to the Makers for cancellation.

2.3.2
The Makers shall deliver: (a) stock certificates evidencing the Assignor Conversion Shares to Platinum and Lakewood and (b) evidencing the Assignee Shares, and if applicable, the Preferred Conversion Shares to the Assignees, as applicable.

2.4           Further Assurances. At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

Section 3
Representations and Warranties of the Assignees to the Assignors

3.1           Each Assignee (individually and not jointly) hereby makes the following representations and warranties to the Assignors:

3.1.1
Such Assignee has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by such Assignee in connection with the execution and performance by such Assignee of this Agreement or the execution and performance by such Assignee of any agreements, instruments or other obligations entered into in connection with this Agreement.  Upon execution and delivery hereof, this Agreement shall be a legal, valid and binding agreement of each Assignee, enforceable against such Assignee in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws affecting creditors’ rights and by general principles of equity.

3.1.2
Such Assignee acknowledges that such Assignee has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Makers concerning the financial and other affairs of the Makers.

3.1.3
Such Assignee represents and warrants that no person is entitled to receive a finder’s fee from the Assignors in connection with this Agreement as a result of any action taken by such Assignee or the Assignors pursuant to this Agreement, and agrees to indemnify and hold harmless each Assignor, and their respective employees, and affiliates, in the event of a breach of the representation and warranty.  This representation and warranty shall survive the Closing.

3.1.4
Such Assignee acknowledges and agrees that the Assignors have made no representation or warranty whatsoever concerning (i) the performance, prospects or financial condition of the Makers, (ii) the validity or enforceability of any of the Notes or the Transaction Documents or (iii) the Makers’ compliance with the terms of the Notes and the other Transaction Documents.

3.1.5
Such Assignee represents that (i) it is acquiring the Notes for investment purposes and not with a view to distribution, (ii) it is an accredited investor (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) and understands that it may be required to hold the Notes (and bear the risk of such investment) for an indefinite period of time, and (iii) no general solicitation was used by the Assignors in connection with the transfer of the Notes to such Assignee.

Section 4
Representations and Warranties of the Assignors to the Assignees

4.1           Each Assignor (individually and not jointly) hereby makes the following representations and warranties to the Assignees:

4.1.1
Other than as set forth in the Assignors Note Modification Agreement, the Note Assignment and Assumption Agreement, dated February 23, 2012 and the Collateral Agency Agreement, such Assignor owns its applicable Note free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind.

4.1.2
Such Assignor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out such Assignor’s obligations hereunder.  No consent, approval or agreement of any individual or entity is required to be obtained by such Assignor in connection with the execution and performance by such Assignor of this Agreement or the execution and performance by such Assignor of any agreements, instruments or other obligations entered into in connection with this Agreement.  Upon execution and delivery hereof, this Agreement shall be a legal, valid and binding agreement of each Assignor, enforceable against such Assignor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or other laws affecting creditors’ rights and by general principles of equity.

4.1.3
There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to such Assignor’s knowledge, threatened against such Assignor or any of such Assignor’s properties, in each case that could reasonably be expected to prevent the assignment of the Notes contemplated hereby.  There is no judgment, decree or order against such Assignor that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

4.1.4
There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to such Assignor’s knowledge, threatened against such Assignor or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation, in each case that could reasonably be expected to prevent the assignment of the Notes contemplated hereby. No bankruptcy, receivership or debtor relief proceedings are pending or, to such Assignor’s knowledge, threatened against such Assignor.

4.1.5	Such Assignor is aware of the Makers’ business affairs and financial condition and has reached an informed and knowledgeable decision to assign a portion of its applicable Note to the Assignees.

Section 5
Termination by Mutual Agreement

This Agreement may be terminated at any time by mutual consent of the parties hereto, provided that such consent to terminate is in writing and is signed by all of the parties hereto.

Section 6
Intentionally Omitted

Section 7
Representations and Warranties of the Makers to the Assignors and the Assignees.

Each Maker hereby represents and warrants to the Assignees and Assignors, as applicable and  as of the date hereof, as follows:

7.1.1
Organization and Standing. Each Maker is a corporation duly incorporated and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws.  Each Maker has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.

7.1.2
Corporate Power. Each Maker has the power to enter into this Agreement, to execute and deliver the  applicable Securities and has taken all necessary action to authorize such execution, delivery and performance.

7.1.3
Issuance of Securities. All necessary corporate action on the part of Pershing, its officers, directors and stockholders for the sale and issuance of the  applicable Securities has been taken prior to the date hereof.  The applicable Securities, when issued, will be duly and validly issued, fully paid and nonassessable.  The applicable Securities will be free of restrictions on transfer, other than restrictions on transfer under this Agreement (or any continuing agreement referenced herein) and applicable state and federal securities laws.  The holding period for purposes of Rule 144 under the Securities Act (“Rule 144”) for the Assignor Conversion Shares shall begin no later than August 30, 2011 as provided pursuant to Rule 144, as presently in effect, subject to any changes to Rule 144.  Pursuant to Rule 144, the Assignors will be able to sell the Assignor Conversion Shares on the date of Closing and at any time thereafter, without volume or manner of sale restrictions under Rule 144 (other than such contractual volume restrictions as are set forth herein); provided, that, at the time of such sales, the Assignors are not “affiliates” of the Company within the meaning of Rule 144 and have not been “affiliates” at any time during the ninety (90) day period immediately preceding such sales.

7.1.4
Offering. Subject to the truth and accuracy of the Assignors’ representations set forth in Section 8 of this Agreement and the Assignees representations set forth in Section 9 of this Agreement, the issuance of the  Securities as contemplated by this Agreement is exempt from the registration requirements of the Securities Act and applicable state securities laws.

7.1.5
Brokers or Finders; Other Offers. Neither Maker has incurred, and will not incur, directly or indirectly, as a result of any action taken by such Maker, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

7.1.6
SEC Reports; Financial Statements. Pershing has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (the foregoing materials (together with any materials filed by Pershing under the Exchange Act, whether or not required), collectively referred to herein as the “SEC Reports”). Pershing has made available to each  Assignor or its representatives true, correct and complete copies of the SEC Reports including, without limitation, the registration statement filed by Pershing with the SEC on January 18, 2012 (the “Registration Statement,” and together with the SEC Reports, collectively, the “Information Package”). As of the respective dates of the information provided therein, the Information Package complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and none of the materials contained in the Information Package, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of Pershing contained in the Information Package comply in all materials respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted principles of good accounting practice in the United States, consistently applied during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all materials respects the financial position of Pershing and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the period then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The foregoing is qualified with respect to Pershing’s quarterly report on Form 10-Q for the period ended September 30, 2011 which may not be relied upon.

Section 8
Representations and Warranties of the  Assignors to the Makers

8.1           Each Assignor hereby represents and warrants (individually and not jointly) to the Makers as of the date hereof as follows:

8.1.1
Binding Obligation. Such Assignor has full power and authority to enter this Agreement and this Agreement is a valid, binding and enforceable obligation of such Assignor, subject to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditor’s rights generally and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

8.1.2
Investment Experience. Such Assignor is an accredited investor within the meaning of Regulation D prescribed by the SEC pursuant to the Securities Act and is capable of evaluating the merits and risks of its investment in Pershing and has the capacity to protect its own interests.

8.1.3
Investment Intent. Such Assignor is acquiring the applicable Securities for investment for such Assignor’s own account and not with a view to, or for resale in connection with, any distribution thereof.  Notwithstanding the foregoing, no Assignor is agreeing to hold such Securities for any minimum period of time except as may be required by law.  Such Assignor understands that such Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

8.1.4
Rule 144. Such Assignor acknowledges that the applicable Securities must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available.  Notwithstanding the foregoing, no Assignor is agreeing to hold the applicable Securities for any minimum period of time except as may be required by law.  Such Assignor is aware of the provisions of Rule 144 promulgated under the Securities Act of 1933 that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

8.1.5
Disclosure of Information.  Such Assignor believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the applicable Securities. Such Assignor acknowledges that it has received and reviewed the reviewed the “Risk Factors” section of the Registration Statement. Such Assignor further represents that it is relying solely on its own expertise and that of its consultants, and not on any representation of Pershing not expressly contained herein and that it has had an opportunity to ask questions and receive answers from Pershing regarding the terms and conditions related to the acquisition of such Securities and the business, properties, prospects and financial condition of Pershing and it has exercised reasonable diligence in requesting such information.

8.1.6	Legends. Such Assignor understands that any stock certificates issued by Pershing with respect to the Securities will bear legends in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

8.1.7           Non-Affiliate Status. To the best knowledge of such Assignor, each Assignor is not an Affiliate of Pershing as defined under Rule 144.

Section 9
Representations and Warranties of the  Assignees to the Makers

9.1           Each Assignee hereby represents and warrants (individually and not jointly) to the Makers as of the date hereof as follows:

9.1.1
Binding Obligation. Such Assignee has full power and authority to enter this Agreement and this Agreement is a valid, binding and enforceable obligation of such Assignee, subject to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditor’s rights generally and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

9.1.2
Investment Experience. Such Assignee is an accredited investor within the meaning of Regulation D prescribed by the SEC pursuant to the Securities Act and is capable of evaluating the merits and risks of its investment in Pershing and has the capacity to protect its own interests.

9.1.3
Investment Intent. Such Assignee is acquiring the  applicable Securities for investment for such Assignee’s own account and not with a view to, or for resale in connection with, any distribution thereof.  Notwithstanding the foregoing, no Assignee is agreeing to hold  such Securities for any minimum period of time except as may be required by law.  Such Assignee understands that  such Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

9.1.4
Rule 144. Notwithstanding the designation of certain Securities to be received by the Assignee as “Unrestricted Securities” or “Restricted Securities” on the Signature Page below, and each Assignee acknowledges that all Securities received by the Assignee hereunder shall initially bear a restrictive legend, and must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available.  Notwithstanding the foregoing, no Assignee is agreeing to hold such Securities for any minimum period of time except as may be required by law or pursuant to this Agreement.  Notwithstanding the designation or nomenclature of certain Securities to be received by the Assignee as “Unrestricted Securities” or “Restricted Securities” on the Signature Pages below, such Assignee is aware of the provisions of Rule 144 promulgated under the Securities Act of 1933 that permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and such Assignee agrees to comply with such conditions and the contractual volume limitations set forth in Section 1.4 and Section 10 hereunder, as applicable.

9.1.5
Disclosure of Information.  Such Assignee believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the applicable Securities.  Such Assignee acknowledges that it has received and reviewed the reviewed the “Risk Factors” section of the Registration Statement. Such Assignee further represents that it is relying solely on its own expertise and that of its consultants, and not on any representation of Pershing not expressly contained herein and that it has had an opportunity to ask questions and receive answers from Pershing regarding the terms and conditions related to the acquisition of such Securities and the business, properties, prospects and financial condition of Pershing and it has exercised reasonable diligence in requesting such information.

9.1.6
Legends.  Notwithstanding the designation or nomenclature of certain Securities to be received by the Assignee as “Unrestricted Securities” or “Restricted Securities” on the Signature Pages below, each Assignee understands that any stock certificates issued by Pershing with respect to all Securities to be received by such Assignee hereunder will initially upon issuance be required to bear legends in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

Section 10
Volume Limitation

Each Assignee, severally and not jointly, agrees with the Makers that, during any week, such Assignee and its affiliates, as the case may be, shall not pledge, transfer or dispose of any shares of Common Stock issuable upon conversion of (1) the Notes acquired hereunder by such Assignee, and/or (2) the shares of Series D Preferred Stock issuable upon conversion of the Notes acquired hereunder and/or (3) any additional shares issued to the Assignee in connection herewith whether or not issued upon conversion of the Notes, as the case may be, in excess of 10% of the Weekly Volume (as defined below) if the Weekly Price (as defined below) is less than $.70 per share of Pershing’s Common Stock (as adjusted for splits and combinations and the like).  “Weekly Volume” means the volume of shares of Pershing’s Common Stock bought or sold on the Trading Market (as defined below) as reported by Bloomberg Financial L.P. (based on a Trading Day (as defined below) from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time) during the preceding week.  “Weekly Price” means the average closing price of Pershing’s Common Stock for each Trading Day of the prior week on the Trading Market as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time).  The restrictions set forth in this Section 10 may be waived by Pershing in its discretion (provided that (i) they are waived equivalently with respect to each Assignee and (ii) the volume restrictions on the Assignors, FGIT and Brauser set forth in Section 1.4 hereof are equivalently waived) and shall not apply at any time when Pershing’s Common Stock is not quoted or admitted for trading on a Trading Market. “Trading Day” means (a) a day on which the Common Stock is traded on the OTC Bulletin Board or a registered national securities exchange, or (b) if the Common Stock is not traded on the OTC Bulletin Board or a registered national securities exchange, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close. “Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the NYSE Amex, the New York Stock Exchange, the Nasdaq National Market, or the OTC Bulletin Board.

Section 11
Miscellaneous

11.1           Covenants of Makers.  The Makers shall, at the Company’s expense, at the time of sales of the Assignor Conversion Shares, Assignor Warrant Shares and/or February 2012 Assignor Shares by the Assignors, provide one or more legal opinions to the Assignors in form and substance satisfactory to the Assignors and the Company’s transfer agent upon receipt of all documentation from Assignors and the Makers reasonably required by such counsel that the provisions of Rule 144 as then in effect have been complied with and the volume limitations of Section 1.4 hereof have been complied with. The Company shall reserve and keep available of its authorized and unissued Common Stock such number of shares of Common Stock as shall from time be sufficient to effect the issuance of Common Stock upon conversion of the Assignor Conversion Shares and exercise of the Assignor Warrants.

11.2           Entire Agreement.  This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement (other than any continuing agreement referenced herein).  No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver.  No course of conduct or dealing or trade or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the Agreement with respect to its subject matter.  Any waiver shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

11.3           Severability.  If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

11.4           Notices.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed or if transmission of such notice is confirmed by mail as provided in this Section 11(c).  Notices shall be deemed to have been received on the date of personal delivery or telecopy or other receipt.

11.5           Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby  irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the County of New York in the State of New York, by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent to any service of process made either (x) in the manner set forth in Section 11(c) of this Agreement (other than by telecopier), or (y) any other method of service permitted by law.

11.6            WAIVER OF JURY TRIAL.  EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING TO ENFORCE THIS AGREEMENT OR ANY OTHER ACTION OR PROCEEDING WHICH MAY ARISE OUT OF OR IN ANY WAY BE CONNECTED WITH THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS.

11.7            Parties to Pay Own Expenses.  Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses.

11.8            Successors.  This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party.

11.9            Further Assurances.  Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

11.10          Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

11.11          No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

11.12          Headings.  The headings in the Sections of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

11.13          Legal Representation.  Each party hereto acknowledges that it has been represented by independent legal counsel in the preparation of the Agreement.  Each party recognizes and acknowledges that counsel to the Makers has represented other shareholders of the Makers and may, in the future, represent others in connection with various legal matters and each party waives any conflicts of interest and other allegations that it has not been represented by its own counsel.

11.14           No Joint Action of Assignors and Assignees. The Makers acknowledge that the obligations of the Assignors and Assignees hereunder are several and not joint, and no Assignor or Assignee shall be responsible in any way for the performance of the obligations of any other Assignor or Assignee hereunder.  The parties hereto acknowledge and agree that nothing contained herein, or in any Transaction Document, and no action taken by any Assignee or Assignor pursuant hereto or thereto, shall be deemed to constitute such parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Assignors and Assignee are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and by the Transaction Documents.  The Makers acknowledge that for reasons of administrative convenience only, one agreement has been prepared for purposes of memorializing the transactions described herein but that each of the Assignors and Assignees have acted independently and not in concert with each other (other than in the case of Platinum and Lakewood with respect to each other, which Assignors may be deemed to be affiliated holders with each other).   The Makers acknowledge and agree that such procedure with respect to this Agreement and the Transaction Documents in no way creates a presumption that the Assignors and Assignees are in any way acting in concert or as a group with respect to the transactions contemplated hereby.  The Makers acknowledge that each party hereto shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Assignor or Assignee to be joined as an additional party in any proceeding for such purpose.  Without limiting the generality of the foregoing, the parties hereto acknowledge that the Assignees and the Makers have elected to amend certain provisions of the Notes acquired hereunder, the FGIT Notes and the Brauser Notes to eliminate certain beneficial ownership caps in the Notes acquired hereunder, the FGIT Notes and the Brauser Note and that no Assignor has required, consented or otherwise approved any such amendments, and that references to such amendments are included herein for convenience of the Makers, FGIT and Brauser and not at the insistence or requirement of the Assignors.

11.15           FGIT Ownership Cap and Certain Conversion Restrictions with Respect to Series C Preferred Stock. Notwithstanding anything to the contrary set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Preferred Stock), FGIT hereby agrees that at no time may all or a portion of the Series C Preferred Stock be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by FGIT at such time, would result in FGIT beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon FGIT providing the Company with sixty-one (61) days’ advance notice (the “9.99% Waiver Notice”) that FGIT would like to waive this Section 11.15 with regard to any or all shares of Common Stock issuable upon conversion of the Series C Preferred Stock, this Section 11 will be of no force or effect with regard to all or a portion of the Series C Preferred Stock referenced in the 9.99% Waiver Notice. Notwithstanding the foregoing, nothing in this Section 11.15 shall impose any additional obligations or create any additional liabilities on any Assignor or any Assignee other than FGIT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ASSIGNORS:

PLATINUM LONG TERM GROWTH LLC

By:
Name:
Title:

600,000 Assignor Conversion Shares

LAKEWOOD GROUP LLC

By:
Name:
Title:

150,000 Assignor Conversion Shares

[Note Assignment and Assumption Agreement]

ASSIGNEES:

ASSIGNEES:

FROST GAMMA INVESTMENT TRUST

By:
Name:
Title:

Purchase Price pursuant to Section 1(a) $1,100,000, __________________ shares of Series D Preferred Stock,________________ Preferred Conversion Shares, ______________ Restricted Shares and ______________ Unrestricted Shares

[Note Assignment and Assumption Agreement]

ADDITIONAL ASSIGNEES:

By:
Name:
Title:

Purchase Price pursuant to Section 1(a) $______________, ______________Conversion Shares, ______________ Restricted Shares and ______________ Unrestricted Shares

Address:

[Note Assignment and Assumption Agreement]

AGREED TO AND ACCEPTED:

MAKERS:

PERSHING GOLD CORPORATION

By:
Name:
Title:

GOLD ACQUISITION CORP.

By:
Name:
Title:

[Note Assignment and Assumption Agreement]

ANNEX A

The following table sets forth the holders of the Notes, the outstanding principal amount of the Notes and accrued interest on the Notes as of March 30, 2012 prior to giving effect to the Assignors Conversion.

Holder	Principal Amount of the Notes Held by the Holder	Accrued Interest on the Notes
Platinum	$2,368,183.05	$
Lakewood	$ 592,045.76	$

The following table gives effect to the Assignors Conversion and the assignment and assumption of a portion of the Note from Assignors and Assignee and the allocation of the Purchase Price.

See attached spreadsheet

The following table sets forth the holders of the Notes and the outstanding principal amount of the Notes after giving effect to the assignment and assumption and the Assignees Conversion, there will be no indebtedness of the Notes outstanding.

[Note Assignment and Assumption Agreement]

Annex B
Wire Instructions

Amount to be transmitted to Platinum via wire transfer: $2,605,001.35

Wire instructions for Platinum:

TD Bank N.A.
ABA 026013673
Account Name: Platinum Long Term Growth, LLC
Account Number: 4257053101

Amount to be transmitted to Lakewood via wire transfer: $651,250.34

Wire instructions for Lakewood:

Capital One Bank
ABA: 021407912
Account Name: Platinum Partners Credit Opportunities Master Fund LP
Account Number: 5801403109

[Note Assignment and Assumption Agreement]